Exhibit 10.6.6
CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
AMENDMENT
TO THE BUSINESS PROCESS OUTSOURCING SERVICES AGREEMENT BETWEEN
MAKEMYTRIP (INDIA) PRIVATE LIMITED
AND IBM DAKSH BUSINESS PROCESS SERVICES PRIVATE LIMITED
This Amendment Agreement (“Amendment No. 4”) dated 09th December, 2010 is made at New Delhi
By and between:
A.	MakeMyTrip (India) Private Limited, a company registered under the Companies Act, 1956 and having its registered office at 2nd Floor, Plaza Cinema Building, H — Block, Connaught Place, New Delhi — 110 001 (hereinafter referred to as “MMTL” which expression shall, unless repugnant to the meaning and context hereof shall be deemed to mean and include its subsidiaries, associate and group companies, successors in title and permitted assigns), of the ONE PART;
And
B.	IBM Daksh Business Process Services Private Limited, a company registered under the Companies Act, 1956 and having its registered office at 1st floor, 25, Barakhamba Road, Connaught Place, New Delhi — 110001 (hereinafter referred to as “IBM Daksh” which expression shall, unless repugnant to the meaning and context hereof shall be deemed to mean and include the successors in title and permitted assigns), of the OTHER PART.
WHEREAS MMTL and IBM Daksh have executed a Master Services Agreement on 5th March 2008 and Statement of Work dated 5th March, 2008 thereto, alongwith successive amendments as may be agreed

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
upon and executed between the Parties, (hereinafter collectively referred to as “the Agreement”, where under IBM Daksh had agreed to provide the Services contemplated therein to MMTL on the terms and conditions thereunder contained;
AND WHEREAS the Parties are desirous of amending part of the Agreement pertaining to Ticketing controls, calculation of losses and amendment of targets for PSUs.
TERMS AND CONDITIONS GOVERNING THIS ADDENDUM
The Parties have agreed to amend and include the following terms and conditions in regard to the Agreement:
1.	Add the following language in Section 6 (KPI / SLA and Rewards / Penalty Grid) of the second Amendment between IBM and Make My Trip.com Inc signed on the 28th day of July, 2009: “IBM has agreed to maintain fortnightly reconciliation tracker for usage of the credit card for ticketing purposes. The fortnightly reconciliation tracker shall be in addition to all controls which are being used to track the usage of the credit card.”

2.	Further, the Parties have agreed to amend the loss calculation methodology as has been enumerated in Clause 6 of Appendix I of Second amendment to the SOW signed on 28th July, 2009 between IBM Daksh and MakeMyTrip India Private Ltd and Clause 6 of Appendix I of Second amendment to the SOW signed 28th July, 2009 between IBM Daksh and MakeMyTrip.com,Inc, as have been subsequently amended by Third Amendment signed on 4th November 2009 to include the following additional terms and conditions relating to loss calculation methodology:
1.	A transaction shall be considered a loss when the profit booked on it goes in negative due to factors under IBM Daksh’s control.

2.	For financial year starting April 2010 Target for loss amount will be XXXX, with a tolerance of XXX

3.	For financial year starting April 2011 Target for loss amount will be XXXX, with a tolerance of XXX

4.	In case actual losses > (target losses*1.1), IBM Daksh shall have penalties equal to the lower of the following:
a.	XX of annual Base billing

b.	Actual loss — (target loss XXX)
5.	Penalty amount due shall be adjusted in the last month of the financial year. Any penalty payable by IBM Daksh to MMTL for the year 2010-11 shall be adjusted in the month of March 2011.

6.	In the event the volumes of the transactions goes higher than the current base volume (CYQ1 — 2010), losses target will be adjusted based on higher volumes.
3.	Further, the Parties agree to add CSat and FCR targets for PSUs which shall be made effective from 1st December 2010. The following rows shall be added to the PSUs portion in Schedule 2 to Appendix 1 (KPI Metrics — Post Sales USA (Non Sales)) of Second Amendment to the SOW signed on July 28’ 2009 between IBM Daksh and MakeMyTrip.com, Inc, as has been subsequently amended by Third Amendment signed on November 4th 2009.

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

			Reward	Penalty
Metrics	SL Target	Measurement Criteria	%	%	Tolerance	Reward	Penalty	Remarks

FCR	XXX	Based on VOC data-cases which are beyond agent’s control to be taken off from calculations	XXXX	XXXX	XXXX	>Target+XX	<Target-XX	Scores for Transaction Monitoring to include only agents that have completed 90 days on floor after they go live in the respective LOB. Any Changes in methodology (Transaction monitoring, CSAT & FCR) will need to be agreed and signed off and needs to be baselined before agreeing as a target for R&P calculation For CSAT & FCR — Scores to be considered only for cases which can clearly be attributed as agent controllable and will be calculated on case to case basis.

CSAT	XXX	Top 2 Boxes	XXXX	XXXX	XXXX	>Target+XX	<Target-XX

4.	The Parties further wish to include the following clause into the Agreement as Clause 7 (b) in the Master Services Agreement.

“IBM Daksh shall not be liable and held accountable for any practice which is not in consonance with the relevant industry good practices, and which is being carried out in MMTL and is not part of the standard trainings that are conducted at IBM Daksh.”

5.	This Amendment No. 4 (except Clause 3) shall be effective from 1st April, 2010 (“Effective Date of this Amendment No. 4”) and shall be co-existent and co-terminus with the Agreement.

6.	Except for the amendments provided hereunder all other terms and conditions of the Agreement, which have not been specifically changed/ amended/ modified hereunder, shall remain unchanged and continue to be binding between the Parties and the same shall be deemed to be a part of this Amendment No. 4 by reference.

7.	This Amendment No. 4 read together with the Agreement reflects the complete understanding between the Parties. This Amendment is incorporated into and deemed to be part of the Agreement.
ACCEPTED AND AGREED BY THE FOLLOWING AUTHORIZED REPRESENTATIVES OF THE PARTIES:

For Make My Trip India Private Limited			For IBM Daksh Business Process Services Private Limited

/s/ Vebhar Anand
Signature	/s/ Vikas Bhasin		Signature	/s/ Gerry von Kalm

Name:	(1) Vebhar Anand	(2) Vikas Bhasin	Name:	GERRY VON KALM
Title:	Assistant Vice President	Group Financial Controller	Title:	CFO IBM DAKSH